Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Summary of Property and Equipment

Property and equipment, net consists of the following:

	As of December 31, 2018	As of December 31, 2017
Computer hardware and software	27,365	26,001
Office furniture and fixture	15,255	11,915
Buildings	2,018	2,790
Land	41	64

Total property and equipment	44,679	40,770

Accumulated depreciation	$(24,963)	$(24,599)

Total property and equipment, net	$19,716	$16,171